SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

YOUNG INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)
MISSOURI

(State or other jurisdiction of incorporation)

000-23213	43-1718931

(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045

(Address of principal executive offices)	(Zip Code)
(314) 344-0010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 7, 2007, Young Innovations, Inc. (the “Company”) issued a press release announcing results for the fourth quarter and the year ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 8.01	OTHER EVENTS

On September 25, 2006, the Company was notified by Nasdaq that it was not in compliance with Nasdaq Marketplace Rules 4350(c) and (d), which require that the Board of Directors consist of a majority of independent directors and that the audit committee have three independent directors. On February 6, 2007, the Company was notified by Nasdaq that it is now in compliance with Nasdaq Marketplace Rules 4350(c) and (d) and that the matter is now closed.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
Exhibit Number	Description
99.1	Earnings Press Release issued February 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Christine Boehning

Christine Boehning
Vice President and Chief Financial Officer

Dated: February 7, 2007

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